Exhibit 24.1

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors of Electronic Sensor Technology, Inc., a Nevada corporation (the "Corporation"), hereby constitute and appoint Teong C. Lim and Philip Yee, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned, with full power and authority in said agents and attorneys-in-fact, and in either or both of them, to sign for the undersigned and in their respective names as directors of the Corporation the Registration Statement on Form SB-2 to be filed with the United States Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933, as amended, and any amendment or amendments to such Registration Statement, relating to the common stock, par value $.001 per share, of the Corporation to be offered thereunder, and the undersigned ratify and confirm all acts taken by such agents and attorneys-in-fact, or either or both of them, as herein authorized. This Power of Attorney may be executed in one or more counterparts.


Date: November 20, 2006                             By: /s/ James Frey
                                                        ------------------------
                                                        James Frey, Chairman


Date: November 20, 2006                             By: /s/ Francis Chang
                                                        ------------------------
                                                        Francis Chang, Director


Date: November 20, 2006                             By: /s/ Teong C. Lim
                                                        ------------------------
                                                        Teong C. Lim, Director


                                                    By:
                                                        ------------------------
                                                        Edward Staples, Director


                                                    By:
                                                        ------------------------
                                                        Mike Krishnan, Director


Date: November 20, 2006                             By: /s/ James Wilburn
                                                        ------------------------
                                                        James Wilburn, Director


Date: November 20, 2006                             By: /s/ Michel Amsalem
                                                        ------------------------
                                                        Michel Amsalem, Director


Date: November 23, 2006                             By: /s/ Lewis Larson
                                                        ------------------------
                                                        Lewis Larson, Director